GENERAL AGENCY AGREEMENT

     THIS AGREEMENT is made effective January 1, 1994 between the Insurance Companies subscribing hereto, (collectively hereinafter referred to as "the Company") and MECHANICAL BREAKDOWN ADMINISTRATORS of 9419 E. San Salvador, Scottsdale, Arizona 85261 (hereinafter referred to as the "General Agent".)

     WITNESSETH: In consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

1. APPOINTMENT:                 Subject  to the  terms  and  conditions  of this
                                Agreement, the General Agent is hereby appointed to solicit, bind, write and administer insurance as expressly set forth in Addendum A to this Agreement. The General Agent hereby accepts such appointment, and agrees to perform faithfully the duties thereof to the best of its knowledge, skill and judgment.

2. TERMS OF THE AGREEMENT:      The word "Agreement"  herein shall be understood
                                to include any and all Addenda attached in accordance with the terms and conditions herein specified.

3. TERRITORY:                   The  territory  within  which the General  Agent
                                shall operate is as defined in Addendum A. Such territory is not assigned exclusively to the General Agent.

                                Nothing herein contained shall be construed to create the relation of employer and employee between the General Agent and the Company or between the Company and any of the General Agent's employees or representatives. It is the express intent of the parties hereto that the General Agent is not an employee of the Company for any purpose, but is an independent contractor for all purposes and in all situations. The General Agent shall not represent that he is an employee of the Company, nor shall he in any manner hold himself out to be an employee of the Company.

4. RELATIONSHIP:                The  General  Agent  shall  be free to  exercise
                                independent judgment as to the time, place and manner of soliciting insurance and servicing policyholders; however, the General Agent shall perform its duties at all times in accordance with this Agreement.

5. AUTHORITY OF THE             The  General   Agent  shall  have  no  power  or
   GENERAL AGENT:               authority  other than as  granted  and set forth
                                herein  and no other or greater  power  shall be
                                implied  from the  grant  or  denial  of  powers
                                specifically mentioned herein. The General Agent
                                shall  have no  power or  authority  on lines of
                                business  other  than  those  set  forth  in the
                                attached   Addendum  A  for   purposes  of  this
                                Agreement.

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6. ADMINISTRATIVE SERVICES      The General  Agent shall  perform the  following
   OF GENERAL AGENT:            administrative   services   on   behalf  of  the
                                Company:

                                A. Assist Company to develop underwriting and Producer Guidelines and modifications thereof for the underwriting program, to be approved by the Company in writing prior to use, which use shall include advertising, program implementation, and binding insurance coverage.

                                B. Process applications for insurance.

                                C. Collect and account for premiums.

                                D. Rate, quote and issue policies of insurance, and certificates of insurance consistent with Company's rate, rule and form filings made or adopted in writing by Company, and the authority granted herein, as well as to provide policy information services for insured.

                                E. Make individual risk filings as appropriate under the Underwriting Guidelines with respect to "a" rate filings, special endorsement filings or similar individual account filings. The General Agent shall have no authority to make modifications in underwriting or binding coverage not already approved by Company in an Addenda, Underwriting Guideline or related manual without prior written approval of Company. Further, the General Agent shall have no authority to make any rate or form filing other than individual risk filings on a per policy basis.

                                F. Develop and maintain proper underwriting files on behalf of Company which become the property of Company, except as to the ownership of expirations which are the property of the General Agent if the General Agent has paid all monies owed to Company and if the General Agent has performed faithfully all duties set forth in this Agreement.

                                G. Use best efforts and good faith to achieve an underwriting profit on all business placed with Company.

                                H. Provide proper and timely cancellation or non-renewal notice to policyholders, certificate holders and regulatory bodies as required by the policy, any statute or regulation, any regulatory order or by the Company.

                                I. Remit premiums received net of the compensation due to General Agent, according the to the provisions of the Paragraph entitled "Premiums", below.

7. LIMITATION OF AUTHORITY:     In addition to any other  Limitations  expressly
                                or impliedly contained in this Agreement, any exhibits or addendum thereto or any Underwriting
                                Guideline,  bulletin or instruction which may be

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
                                issued  from  time  to time  by the  Company  to
                                General   Agent,   the  General   Agent  has  no
                                authority to act as outlined below:

                                A. Make, accept or endorse notes or otherwise incur any liability which is not incurred in the ordinary course of business of the General Agent on behalf of the Company, pursuant to the terms and conditions of this Agreement.

                                B. Waive a forfeiture or issue a guaranty, other than as permitted expressly in writing by the Company.

                                C. Extend the time for the payment of premiums or other monies due the Company.

                                D. Institute, prosecute, defend or maintain any legal proceedings in connection with any matter pertaining to the Company's business.

                                E. Directly or indirectly solicit, sell, offer, bind, issue, or deliver any insurances at any reduction or deviation from the rates, terms or conditions specified therefor by the Company, and shall adhere strictly to the rates and forms promulgated and filed by the Company.

                                F. Transact business in contravention of the rules and regulations of any Insurance Department and/or other governmental authorities having jurisdiction of the subject matters embraced within this Agreement, all instructions issued by the Company; and the applicable laws of any jurisdiction concerned.

                                G. Hold himself out as an agent of the Company in any other manner, or for any other purpose than is specifically prescribed in this Agreement.

                                H. Waive premium payment.

                                I. Withhold any monies or property of the Company.

                                J. Offer or pay any rebate of premium.

                                K. Negotiate or place any reinsurance on behalf of Company or any insurance company represented by Company whether such reinsurance is elective or required by the Underwriting Guidelines.

                                L. Bind coverage subsequent to effective date without prior written approval of Company, except during the fifteen (15) day period after the coverage effective date but only if the insured has warranted in writing that there are no known losses.

                                M. Effect or authorize a flat cancellation more than thirty (30) days after the effective date without prior written approval of Company. In the event of such flat cancellation, the General Agent shall document the existence of substituted coverage or other reasons why Company has no liability for payment of loss while coverage was in force.

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                                N.  The  General   Agent  shall  not   reinstate
                                policies or certificates cancelled by Company for other than non-payment of premium without the prior written approval of Company.

                                O. The General Agent shall have no authority to assign or delegate its rights and duties hereunder or to appoint sub-agents for Company without prior written approval of Company, although the General Agent may employ other entities to assist it in the performance of its duties under this Agreement.

                                P. The General Agent may endorse checks payable to Company or any insurance company represented by Company.

                                Q. The General Agent shall not bind coverage hereunder if the General Agent is aware that the risk was previously declined or cancelled by any office of the Company, its affiliates or subsidiaries without disclosing such prior declination or cancellation to the Company.

8. CLAIMS AUTHORITY:            A. Except as may  otherwise be  authorized in an
                                Addendum to this Agreement, the General Agent shall have no authority to investigate, defend, approve or deny any claim made against the Company or an insurance company represented by the Company or under any policy issued pursuant to this Agreement and the General Agent shall have no authority to assign an adjuster or attorney to investigate or defend any claims.

                                B. The  General  Agent  agrees  to give  Company
                                prompt written notice of any claim, demand, action, suit or proceeding raised, brought, threatened, made or commenced against the Company or an insurance company represented by Company that relates to any matter to which the provisions of this Agreement shall apply.

                                C. The General Agent agrees to cooperate fully in the investigation and adjustment of all claims against insurance companies represented by Company and on policies issued pursuant to this Agreement.

                                D. The General Agent agrees to send to offices designated by Company copies of all binders, policies, endorsements and evidence of cancellations within thirty (30) days of the effective date of such binder, policy, endorsement or cancellation.

9. ERRORS AND OMISSIONS         The General  Agent  warrants that it now has and
   AND FIDELITY BOND:           shall maintain during the term of this Agreement
                                insurance  coverage  for  Errors  and  Omissions
                                Liability in an amount not less than two million
                                dollars   ($2,000,000)  for  any  one  event  or
                                occurrence and in an amount not less than two million dollars ($2,000,000) in the aggregate.
                                The Company shall receive a Certificate of Insurance in its name containing the following provision: The Company shall receive thirty (30) days written notice of any change, cancellation or other termination of this Policy.

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                                General  Agent  shall  maintain a Fidelity  Bond
                                covering   all    operations,    employees   and
                                subcontractors servicing the business of this Agreement, in an amount and on a form and with a deductible satisfactory to the Company. General
                                Agent  shall  provide  a  certificate   for  the
                                Fidelity   Bond  with  the  same   provision  as
                                provided for the Errors & Omissions coverage.

10. ADVERTISING AND             The  General  Agent  shall  use  no  advertising
    REPRESENTATION:             material,      prospectus,      proposal,     or
                                representation, either in general or in relation
                                to a particular  policy of the  Company,  or use
                                its name or the name of any of its affiliates or
                                member  companies,   or  associated   companies,
                                unless  furnished  by the  Company  or until the
                                consent of the Company  thereto in writing shall
                                have first been secured. Such approval shall not
                                in any event be construed as charging or binding
                                the  Company  to bear  any  part of the  cost or
                                expenses  thereof.  The General  Agent shall not
                                issue or circulate any  illustration,  circular,
                                statement    or    memorandum    of   any   sort
                                misrepresenting   the   terms,    benefits,   or
                                advantages of any policy issued by the Company or make any misleading statement as to the financial security of the Company.

11. RULES AND REGULATIONS:      The General Agent shall comply with and be bound
                                by  all  of  he  underwriting   guides,   rules,
                                bulletins, manuals or other written instructions issued by the Company now in force or as they hereafter may be amended or supplemented, and all applicable laws and regulations of the appropriate jurisdiction.

12. LICENSING AND               A. The General  Agent  warrants  that it now has
    COUNTERSIGNATURE            and  shall  maintain  during  the  term  of this
    REQUIREMENTS:               Agreement  the license or licenses  necessary to
                                place the business  described in this Agreement.
                                In the event the General  Agent will comply with
                                licensing  laws by  utilizing  the  license of a
                                principal,  director,  officer, or employee then
                                General Agent promises,  warrants and guarantees
                                that  the   licenses   will   comply   with  all
                                requirements of this Agreement and  specifically
                                with  this  Paragraph.   The  General  Agent  is
                                responsible  for all damages,  penalties,  fines
                                and liabilities incurred by said parties and for
                                which the  Company  is  responsible  to the same
                                extent  as if the  applicable  license  was held
                                directly by the General Agent. In the event that
                                any  license  the  General  Agent   utilizes  to
                                fulfill  the   requirements   of  the  Agreement
                                expires,  terminates  or is  suspended  for  any
                                reason, this Agreement terminates  automatically
                                and the Company  may avail  itself of any rights
                                provided    under   the    paragraph    entitled
                                "Termination."

                                The General Agent shall be responsible to assure that all business is properly countersigned. The General Agent shall be responsible for and pay any necessary countersignature expense. The Company shall not be responsible for payment of any countersignature expense.

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13. PREMIUMS:                   A. The General  Agent  agrees to pay Company all
                                insurance charges and all premiums on business produced by the General Agent on behalf of Company, whether or not collected by the General Agent from insureds. General Agent does not
                                possess  the  funds   collected  for  any  other
                                reason.   All  such  premiums  received  by  the
                                General Agent pursuant to this Agreement shall be held by the General Agent in a fiduciary capacity as trustee for Company. The privilege
                                of  taking   commissions   from  premium  monies
                                received by the General Agent shall not be construed as an alteration of this fiduciary capacity.

                                B. All monies received on behalf of the Company shall be promptly deposited in a fiduciary account in a bank which is a member of the Federal Reserve System, and shall be invested in the following types of accounts and/or instruments and no other: demand accounts, time accounts and certificates of deposit. General Agent will cooperate with Company if Company attempts to perfect a security interest in the account and/or instrument. The General Agent shall not commingle any premium monies collected pursuant to this Agreement with operating funds or funds held by the General Agent in any other capacity. The General Agent must procure and maintain a fiduciary account dedicated to funds held for policies written for the Company and its affiliates. The General Agent may retain any interest or income earned from such investments. Withdrawals from bank accounts must be in accordance with the laws of the various states and this Agreement. The net amounts due to Company shall be forwarded to Company, as described in this Agreement.

                                C. The General Agent shall submit to Company all binders, policies, endorsements and cancellations within twenty-five (25) days and of the effective date of the binder, policy, endorsement or respectively.

                                D. The General Agent shall submit to Company a detailed and itemized monthly Account Current of all premiums written and premium adjustments made (whether additional or return) with respect to all business and transactions effective in that month not later than the twenty-fifth day of the subsequent month. For example, binders, policies, monthly reports and endorsements effective in December are to be reported no later than January 25. However, the Company shall have the. - - -privilege, exercisable at its option, of preparing the Account Current. -

                                E. Premiums on each binder, policy or transaction are due within twenty five (25) days of the effective date of the binder, policy or transaction was effective. Additional premiums developed by adjustments or audits are due within twenty five (25) days of the date of the billing by Company to the General Agent.

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                                F. The General  Agent agrees to provide  Company
                                with all pertinent statistical information as requested by Company in the form required by Company.

                                G. The General Agent shall be responsible for conducting a quality assurance program for all premium, accounting and statistical reports and all policy transactions to assure compliance with all terms of this Agreement and reconciliation procedures.

                                H. If the General Agent is delinquent in either accounting for or payment of monies due to Company, then Company may, by written notice to the General Agent, suspend or modify any of the provisions of this Agreement or immediately terminate this Agreement

                                I.  The   Company  may  offset  any  balance  or
                                balances due from the General Agent under this Agreement with any balance Company holds due the General Agent.

                                J. Notwithstanding anything contained in Items A-I, General Agent is not responsible to remit premiums due for premium audits if General Agent makes all reasonable efforts to collect the premium due but is unable and so informs the Company within thirty (30) days of the date of the premium audit. In that event General Agent will not receive commissions for amounts collected by the Company but will receive credit on his account.

14. BOOKS, ACCOUNTS,            The  General   Agent  shall  keep  complete  and
    AND RECORDS:                accurate  records of the business  transacted by
                                him  under  this  Agreement,  including  but not
                                limited to all policy and premium records during
                                the term of this  Agreement  and for  seven  (7)
                                years   thereafter  and  shall  forward  to  the
                                Company  such  reports of said  business  as the
                                Company may  prescribe.  The General Agent shall
                                be  responsible  for  retaining  all  policy and
                                premium  records  on behalf of  Company  in hard
                                copy  form,  microfilm  and/or  other  generally
                                accepted  information storage medium, as well as
                                in any  reasonable  back-up  form  requested  by
                                Company  for the  period  described  above.  The
                                Company  shall  have the right to  examine  said
                                books, files and records at any time and to make
                                such  records  as it  may  deem  necessary.  All
                                books,  accounts, or other documents relating to
                                the  business of the  Company,  except  computer
                                software  systems,   are  the  property  of  the
                                Company whether paid for by it or not. The books and accounts of the Company shall be accepted as full and final evidence in all matters relating to this Agreement.

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                                The  provisions  of  this  Section,   which  are
                                binding upon the parties subsequent to the termination of this Agreement, shall survive
                                such  termination   until  all  obligations  are
                                finally discharged.

                                Company may examine all books and records of the General Agent pertaining to business written under this Agreement at all reasonable times on the premises of the General Agent. Company may make copies of all books and records described herein.

                                In the event of termination of this Agreement, the General Agent shall forward to Company all supplies and policy files pertaining to the terminated Underwriting Program and shall return all unused policy forms with an accounting of all such policies provided to the General Agent.

15. CURRENCY:                   Unless  otherwise  specified  in the  Addenda to
                                this  Agreement,   all   transactions   will  be
                                reported and paid in U.S. dollars.

16. EXPENSES:                   The General Agent shall be  responsible  for all
                                expenses  incurred by the  General  Agent in the
                                performance   of  its   obligation   under  this
                                Agreement  including but not limited to rentals,
                                transportation   facilities,   remuneration   of
                                clerks, solicitors or other employees, postage, advertising, city license fees, and all other agency expenses of whatever nature. The conduct by the General Agent of its business shall be its own sole cost, credit, risk, and expense.

                                The General Agent shall not charge or commit the Company to any expense, agreement, payment, debt or obligation other than the insurance expressly described in the Addenda hereto which the General Agent is authorized to write.

17. SUPPLIES:                   The   ownership   of   all   books,    supplies,
                                undelivered    policies,   or   other   property
                                furnished  by the Company to the  General  Agent
                                shall be vested in the Company,  and these shall
                                be  delivered  to the Company or its  authorized
                                representatives immediately upon the termination
                                or cancellation of this Agreement or at any time
                                upon the  request of the  Company.  The  General
                                Agent agrees, without expense to the Company, to
                                surrender the same peaceably.  The General Agent
                                has no  authority  to  release  blank  policy or
                                certificate    supplies   to    sub-brokers   or
                                sub-agents. The General Agent must keep a policy
                                register  and  all  voided   policies   must  be
                                returned to the Company every thirty (30) days.

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18. COMPANY'S RIGHT TO          The Company  shall have the right at any time to
    CANCEL OR NON-RENEW:        cancel or non-renew any policies or contracts of
                                insurance issued by the General Agent under this
                                Agreement;  the  Company  reserves  the right to
                                withdraw  authority at any time  without  notice
                                effective  immediately from the General Agent to
                                solicit,   bind,   or  write  any  one  or  more
                                particular lines or classes of insurance and to decline to accept any particular risk or class of risk.

19. COMPENSATION:               Subject to the  provisions  hereof,  the General
                                Agent's sole remuneration for all services that the General Agent may perform for the Company shall be its commissions at the rates set forth on the attached Addendum A.

                                Unless otherwise agreed, such commissions include the complete compensation to the General Agent for its services hereunder. The General Agent is responsible for all expenses in connection with solicitation of insurance or performance of any duties or obligations of the General Agent, all countersignature fees and commissions, all commissions to sub-producers and any other expenses of the General Agent, such as rent, office upkeep, salaries, promotional and advertising expenses and traveling expenses.

                                In the event of policy cancellation or endorsement resulting in a premium return to a policyholder, the General Agent shall be responsible for refunding to Company the entire amount of any commission paid or allowed on the returned premium, including commissions to sub-producers.

20. TERMINATION:                Either  party hereto shall have the right at any
                                and all times to  terminate  this  Agreement  by
                                written notice  specifying the effective date of
                                termination, which shall be not less than ninety
                                (90)  days  thereafter,  such  notice  to  be by
                                certified mail, return receipt requested, to the
                                other  party  at  its  address  hereinabove  set
                                forth. Any such termination shall not affect the
                                rights and  obligations of the parties hereto as
                                to transactions,  acts, or things done by either
                                party   prior   to   the   effective   date   of
                                termination.

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                                This Agreement shall terminate  automatically in
                                the event that reinsurance purchased by Company, which Company considers to be an integral part of the underwriting program, has been restricted or cancelled by reinsurers, in which event, the date of restriction or cancellation shall become the termination date of this Agreement.

                                This Agreement shall terminate automatically in the event that Company, in its sole discretion, determines that the General Agent has not acted in compliance with the Underwriting Guidelines or rules of the Company, or the insurance companies that it represents, in connection with the underwriting program involved. This Agreement may be cancelled by Certified Mail and within ten (.10) days' prior written notice, by the Company at its option upon the breach, non-performance, or violation by the General Agent or any person for whom the General Agent may be responsible, of any provision, term or condition hereof. The Company may, at its option, permit the General Agent to rectify such breach, non-performance, or violation within ten
                                (10) business days after receipt of written notice from Company or, where cure would take longer, to commence to cure within five (5) business days and continues in good faith to cure thereafter.

                                At the Company's option, this Agreement may be terminated immediately in the event that the General Agent shall have committed a fraudulent act or illegal conduct, become insolvent or bankrupt or commit an act of bankruptcy or make an assignment for the benefit of creditors.

                                This Agreement shall terminate automatically upon the effective date of the sale, transfer or merger of the General Agent's business. This Agreement shall terminate automatically if the General Agent knowingly violates any provision of this Agreement, or if the General Agent fails to remit premiums when due.

                                Upon termination of this Agreement, unless otherwise stipulated by the Company, the General Agent shall account to the Company for all premiums or other transactions unaccounted for at the time of termination or arising thereafter with respect to insurance covered by this Agreement.

                                If this Agreement is terminated and the General Agent has paid to Company all monies owing to the Company, the expirations on business written pursuant to this Agreement shall remain the property of the General Agent. If the General Agent is in default on the payment of monies to the Company under the terms of this Agreement for any reason, any and all expirations or other business shall become the property of the Company upon the termination of this Agreement. The General Agent shall receive no commissions for premiums which the General Agent fails to collect and which the Company collects but the General Agent shall receive credit for the premium in their mutual account.

                                All termination provisions of this Paragraph are
                                subject   to  the   law   of  the   jurisdiction
                                applicable to this termination.

                                After the effective date of termination of this Agreement, the General Agent shall neither issue any new policies nor bind any new insurance on behalf of the Company, nor extend, renew or increase the Company's liability on any existing policy or binder, but at the Company's option and except as aforesaid, all of the General Agent's powers and authorities and al of the rights and obligations of the parties hereto, including the collection of premiums and the accounting of premiums and commissions and settling of all balances, shall remain in full force and effect until all liabilities of the

21. FINANCING OF PREMIUMS:      Company under all policies issued by the General
                                Agent hereunder are finally discharged. Company retains the right to cancel or non-renew any policy written by the General Agent for any reason permitted by law

                                The General Agent shall forward to the Company immediately upon receipt, or upon the General Agent's knowledge thereof, all correspondence or notices with relation to the financing or proposed financing of premiums by any policyholder. The General Agent shall not accept premium financing on policies for which the premium is provisional, deposit, minimum, or otherwise adjustable.

                                The General Agent is not and shall not hold itself out as the agent of the Company for the purpose of obtaining premium financing.

                                The Company reserves the right to refund premiums directly to the premium finance company upon cancellation of a policy(ies). The General Agent agrees to procure the agreement of any sub-producer to Company's action. The General Agent shall refund applicable commission to the premium finance company in the event of a cancellation of a policy(ies).

                                Premium finance company must agree,  and General
                                Agent  agrees  to  procure  any   sub-producer's
                                consent, to:

                                (A) Directly notify Company in writing if the premium finance company cancels a policy(ies) and

                                (B) Acknowledge that Company is under no duty to reinstate a policy(ies) if the policy(ies) is
                                (are) cancelled.

                                General Agent also agrees to:

                                (1) Notify Company in writing if General Agent desires to reinstate a policy(ies) that has
                                (have) been cancelled; and

                                (2) Remain responsible as provided in the Paragraph entitled "Premium" for collecting the gross written premium of any financed policy(ies) regardless of the financing of premium.

                                The provisions of this Section, which are binding upon the parties subsequent to the termination of this Agreement, shall survive such termination until all obligations are finally discharged.

22. INDEMNIFICATION;            The General  Agent agrees to indemnify  and save
                                the Company, its affiliates and subsidiaries and
                                their   officers,   directors,   and   employees
                                harmless   from  any  damage  and   against  any
                                liability  for  loss,  cost,  expenses,   fines,
                                penalties,   including   punitive  or  exemplary
                                damages and all cost of defense:  (i)  resulting
                                from  any  act,   error  or  omission,   whether
                                intentional  or  unintentional,  by the  General
                                Agent and its officers, directors, employees, and its sub-producers, related to or which arise out of the business covered by this Agreement, or (ii) resulting from any obligation, act or transaction created or performed by the General
                                Agent in violation of, in excess of, or in contravention of the power and authority of the General Agent set forth in this Agreement.

                                The Company will choose defense counsel for all lawsuits hereunder and defend itself and the General Agent will pay all expense. The Company shall decide in its sole opinion whether claims or suits may be settled.

                                The General Agent expressly authorizes the Company without precluding the Company from exercising any other remedy it may have, to charge against all compensation due or to become due to the General Agent under this Agreement any monies paid or liabilities incurred by the Company by reason of any occurrence described herein.

23. ASSIGNMENT:                 No  assignment  of  this  Agreement,  or of  any
                                commissions or fees hereunder shall be valid unless authorized in advance in writing by the Company. Every assignment shall be subject to any indebtedness and obligation of the General
                                Agent that may be due or become due at any time.

24. AMENDMENT:                  The Company  shall have the  exclusive  right to
                                amend this Agreement or any of its provisions or
                                terms of  compensation by written notice to said
                                effect, but such amendments shall not affect any
                                rights  accruing or  compensation or commissions
                                earned prior thereto.  This Agreement  cannot be
                                amended by any  subsequent  practices or courses
                                of dealing by the parties inconsistent herewith.
                                No oral agreement or  representation  concerning
                                this   Agreement   or   the   General    Agent's
                                relationship to the Company shall be binding on the Company. Any amendment to this Agreement must be in writing and signed by an officer of the Company.

25. NOTICE:                     All notices  required or  permitted  to be given
                                hereunder shall be in writing and shall be given as follows:

                                A. If given by the Company:

                                Mailed by certified mail to the General Agent at its address as shown herein, or to such other address as the General Agent may have previously specified to the Company in writing; or

                                B. If given by the General Agent:

                                Mailed by certified mail, to the Company's office as hereinabove specified and copy to American International Group, Inc.; Att: General Counsel, 70 Pine Street, New York, NY 10270

26. SERVICE OF PROCESS:         In the  event  any  legal  process  or notice is
                                served  on  the  General   Agent  in-a  suit  or
                                proceeding  against  the  Company,  the  General
                                Agent shall forthwith forward such process or notice to American International Group, Inc. at
                                70 Pine Street  (General  Counsel),  City of New
                                York,  County  of New  York,  State  of New York
                                10270, by Registered Mail.

27. WAIVER:                     No  waiver  or  modification  of this  Agreement
                                shall be  effective  unless it be in writing and
                                signed  by a  duly  authorized  officer  of  the
                                Company.  The  failure of the Company to enforce
                                any  provision  of  this  Agreement   shall  not
                                constitute  a waiver by the  Company of any such
                                provision. The past waiver of a provision by the
                                Company shall not constitute a course of conduct
                                or  a  waiver   in  the   future  of  that  same
                                provision.

28. CHOICE OF LAWS, VENUE,      The laws of New York shall  govern  all  matters
    JURISDICTION:               concerning   the  validity,   performance,   and
                                interpretation of this Agreement. The Venue for any action in law or equity between the parties shall be designated exclusively as the Supreme
                                Court of the  State of New  York,  County of New
                                York. The parties consent to the jurisdiction of the Supreme Court of the State of New York for any action between the parties in law or equity.

29. DIVISIBILITY:               If any separable  provision hereof shall be held
                                to be invalid,  or unenforceable  under the laws
                                or  Insurance  Department   regulations  now  or
                                hereafter   in   effect   in  the   jurisdiction
                                governing this Agreement, such invalidity or unenforceability shall not affect any other provisions hereof.

30. REGULATORY NOTICES:         The General Agent shall forward  promptly to the
                                Company all  correspondence  pertaining  to this
                                Agreement    received   from   any    government
                                regulatory agency.

31. MERGER:                     This instrument with Addenda  attached  embraces
                                the entire  Agreement  between  the  parties and
                                supersedes all previous  Agreements entered into
                                between  the  parties  hereto,   and  any  prior
                                statements,    agreements   or   representations
                                between the parties are merged herein.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in duplicate.

INSURANCE COMPANIES SUBSCRIBING
THIS AGREEMENT

03/03/95                                ----------------------------------------
(Date)                                  (Name)

                                        Vice President
                                        ----------------------------------------
                                        (Title)

                                        ----------------------------------------
                                        (Name)

                                        Secretary
                                        ----------------------------------------
                                        (Title)

                                        New Hampshire Insurance Company
                                        ----------------------------------------
                                        (Name of Company)

                                        70 Pine Street, N.Y., N.Y. 10270
                                        ----------------------------------------
                                        (Address)

Subscribed and sworn to before me this 8th day of March 1995

My commission Expires:                  09/30/96
Helen Rennert
Notary Public, State of New York'
No. 24-4517599                          /s/Helen Rennert
Commission Expires 09/30/96             (Notary Republic)

--------------------------              ----------------------------------------
(Date)                                  (Name)

                                        Vice President
                                        ----------------------------------------
                                        (Title)

                                        ----------------------------------------
                                        (Name)

                                        Secretary
                                        ----------------------------------------
                                        (Title)

                                        National Union Fire Ins. Co. of
                                        Pittsburgh. Pa
                                        ----------------------------------------
                                        (Name of Company)

                                        70 Pine Street, N.Y., N.Y. 10270
                                        ----------------------------------------
                                        (Address)

Subscribed and sworn to before me this 8th day of March 1995


My commission Expires:                  09/30/96
Helen Rennert
Notary Public, State of New York
No. 24-4517599                          /s/Helen Rennert
Commission Expires 09/30/96             ----------------------------------------
                                        (Notary Republic)

FOR THE GENERAL AGENT

03/03/95                                /s/ Gaylen M. Brotherson
(Date)                                  ----------------------------------------
                                        (Name)

                                        CEO
                                        ----------------------------------------
                                        (Title)

                                        /s/ Judy K. Brotherson
                                        ----------------------------------------
                                        (Name)

                                        President
                                        ----------------------------------------
                                        (Title)

                                        Mechanical Breakdown Administrators
                                        ----------------------------------------
                                        (Name of Company)

                                        9419 E. San Salvador #105 Scottsdale, AZ
                                        85258
                                        ----------------------------------------
                                        (Address)

Subscribed and sworn to before me this 6th day of March, 1995


My commission Expires:                  09/30/96
Shelley Beesley
Notary Public, State of Arizona
Maricopa County                         /s/ Shelly Beesley
Commission Expires 09/30/99             ----------------------------------------
                                        (Notary Republic)

TO BE EXECUTED IF THE GENERAL AGENT IS A CORPORATION OR PARTNERSHIP

INDIVIDUAL GUARANTEE:                   In  consideration  for the  placement of
                                        business through the Company pursuant to
                                        the     foregoing     Agreement,     the
                                        undersigned,     individually,    hereby
                                        personally  and  fully   guarantees  the
                                        performance  by  the  General  Agent  of
                                        every     agreement,     covenant    and
                                        undertaking   hereunder   provided  such
                                        person  or  persons  has  signed   this.
                                        Agreement individually or on behalf of the General Agent.

IN WITNESS WHEREOF,

____________________________________    BY:

Subscribed and sworn to before me this ___________ day of _____________ 19______


My commission Expires:
                                        ----------------------------------------

                                        ----------------------------------------
                                        Notary Republic

ADDENDUM A

This Addendum A is made a part of, and is subject to the conditions of the General Agency Agreement effective January 1, 1994 between the Insurance Companies Subscribing Hereto (hereinafter collectively referred to as the "Company") and Mechanical Breakdown Administrators of 9419 E. San Salvador, Scottsdale, Arizona 85261 (hereinafter referred to as the "General Agent".)

It is agreed and understood that the Territory within which the General Agent shall operate is: AZ, CO, FL, IL, MA, MI, NE, NY, OR, WA

Issuing Company(ies): New Hampshire Insurance Company and National Union Fire Insurance Company of Pittsburgh, Pa.

The General Agent shall bind and write the following lines of business, at the commission rates shown herein, for the Mechanical Breakdown Insurance Program, in accordance with the Underwriting Guidelines, rules, manuals and instructions of the Company to General Agent, as follows:

Line of Business                                         Commission
----------------                                         ----------
Mechanical Breakdown Insurance                               45%

The General Agent shall deduct and retain commission on net written premiums written and collected hereunder. For the purpose of the Agreement, net written premiums means gross premiums written less cancellation and return premiums.

Line of Business                                         Commission
----------------                                         ----------
Vehicle Service Contract                                     0%

The General Agent shall deduct and retain commission on net written premiums written and collected hereunder. For the purpose of the Agreement, net written premiums means gross premiums written less cancellation and return premiums.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in duplicate.

INSURANCE COMPANIES SUBSCRIBING
THIS AGREEMENT

03/03/95
(Date)                                  ----------------------------------------
                                        (Name)

                                        Vice President
                                        ----------------------------------------
                                        (Title)

                                        ----------------------------------------
                                        (Name)

                                        Secretary
                                        ----------------------------------------
                                        (Title)

                                        New Hampshire Insurance Company
                                        ----------------------------------------
                                        (Name of Company)

                                        70 Pine Street, N.Y., N.Y. 10270
                                        ----------------------------------------
                                        (Address)

Subscribed and sworn to before me this 8th day of March 1995

My commission Expires:                  09/30/96
Helen Rennert
Notary Public, State of New York'
No. 24-4517599                          /s/ Helen Rennert
Commission Expires 09/30/96             ----------------------------------------
                                        (Notary Republic)

                                        ----------------------------------------
                                        (Name)

                                        Vice President
                                        ----------------------------------------
                                        (Title)

                                        ----------------------------------------
                                        (Name)

                                        Secretary
                                        ----------------------------------------
                                        (Title)

                                        National Union Fire Ins. Co. of
                                        Pittsburgh. Pa
                                        ----------------------------------------
                                        (Name of Company)

                                        70 Pine Street, N.Y., N.Y. 10270
                                        ----------------------------------------
                                        (Address)

Subscribed and sworn to before me this 8th day of March 1995

My commission Expires:                  09/30/96
Helen Rennert
Notary Public, State of New York'
No. 24-4517599                          /s/ Helen Rennert
Commission Expires 09/30/96             ----------------------------------------
                                        (Notary Republic)

FOR THE GENERAL AGENT


03/10/95                                /s/ Gaylen M. Brotherson
(Date)                                  ----------------------------------------
                                        (Name)

                                        CEO
                                        ----------------------------------------
                                        (Title)

                                        /s/ Judy K. Brotherson
                                        ----------------------------------------
                                        (Name)

                                        President
                                        ----------------------------------------
                                        (Title)

                                        Mechanical Breakdown Administrators
                                        ----------------------------------------
                                        (Name of Company)

                                        9419 E. San Salvador #105 Scottsdale, AZ
                                        85258
                                        ----------------------------------------
                                        (Address)

Subscribed and sworn to before me this 10th day of March, 1995


My commission Expires:                  09/30/96
Shelley Beesley
Notary Public, State of Arizona
Maricopa County                         /s/ Shelly Beesley
Commission Expires 09/30/99             ----------------------------------------
                                        (Notary Republic)